Exhibit 10.40

SUPPLEMENTAL AGREEMENT BETWEEN TOP SHIPS INC. ("TOPS") AND
CENTRAL MARE INC. ("CENTRAL") (COLLECTIVELY HEREINAFTER CALLED
THE "PARTIES") DATED 5TH JULY 2010

Further to the letter/agreement exchanged between the parties on July 1st 2010 both parties herewith agree and confirm the following:

REIMBURSEMENT OF BUILDING UTILITY BILLS CURRENTLY PAYABLE BY TOPS

1.  DEH and EYDAP bills (issued under the name of TOPS)

As of July 1st 2010 and until April 29, 2011, Central will be accountable and will reimburse to Tops the 70% of the relevant utility bills, after subtracting 5% which is currently payable by Alpha Bank.

2.  Common charges

As of July 1st 2010 and until April 29, 2011, Central will be accountable and will reimburse to Tops the 70% of all common charges including elevators, fire extinguishers, access cards maintenance and nova.

REIMBURSEMENT OF EXPENSES FROM TOPS TO CENTRAL

1.  Mobile phones

As of September 1st 2010 and as long as the management agreements are in effect, Tops will reimburse Central for phones expenses as per the following formula:

Mobile phones of managers: 100% reimbursement

Mobile phones of superintendents: 100% above euro 100

Mobile phones of vessels: 100% reimbursement.

All other terms and conditions remain unaltered.

Top Ships Inc.	Central Mare Inc.

/s/ Vangelis Ikonomou	/s/ Andreas M. Louka
Vangelis Ikonomou	Andreas M. Louka
Attorney in Fact	Attorney in Fact

SECOND SUPPLEMENTAL AGREEMENT BETWEEN TOP SHIPS INC. ("TOPS")
AND CENTRAL MARE INC. ("CENTRAL") (COLLECTIVELY HEREINAFTER
CALLED THE "PARTIES") DATED 1ST JUNE 2011

Further to the letter/agreement exchanged between the parties on July 1st 2010 as same has been supplemented by a supplemental agreement dated July 5, 2010 the parties hereto agree and confirm the following:

With effect from the date hereof, CENTRAL will provide Accounting Services as same are set out in cl. 3.5 of the (BIMCO) Standard Ship Management Agreement (Shipman 98) in relation to TOPS chartered-in vessel mt DELOS. In consideration for the provision of such services, TOPS shall pay to CENTRAL the Accounting Fee and Fees for Financial Reporting Requirements under SEC & NASDAQ applicable Rules & Regulations as stated in the letter/agreement dated July 1st 2010.

Such fees will be payable as follows:

HSBC Bank Plc

93, Akti Miaouli

18538 Piraeus, Greece

Swift: MIDLGRAA

Account name: SHIPPING FINANCIAL SERVICES INC

Account number: 001-077239-037 Currency: USD

IBAN: GR5007100010000001077239037

Through HSBC Bank USA for US Dollars payments:

Swift: M R M D U S 3 3

ABA: 021001088

All other terms and conditions remain unaltered.

Top Ships Inc.	Central Mare Inc.

/s/ Vangelis Ikonomou	/s/ Andreas M. Louka
Vangelis Ikonomou	Andreas M. Louka
Attorney in Fact	Attorney in Fact

THIRD SUPPLEMENTAL AGREEMENT BETWEEN TOP SHIPS INC. ("TOPS")
AND CENTRAL MARE INC. ("CENTRAL") (COLLECTIVELY HEREINAFTER
CALLED THE "PARTIES") DATED 1sT JANUARY 2012

Further to the letter/agreement exchanged between the parties on July 1st 2010 as same has been supplemental agreement dated July supplemental agreement dated June 1, agree and confirm the following:

With effect from the date hereof, the Accounting Fee is reduced to EURO 100,000 per quarter and the Fee for Financial Reporting to EURO 25,000 per quarter.

It is further agreed that in case the current size of the fleet (comprised of six tanker vessels under bareboat charter and one dry bulker vessel under time charter) is increased, the following will apply:

-	The Accounting Fee will increase by EURO 25,000 per quarter for each additional vessel under time charter and by EURO 12,500 for each additional vessel added under bareboat charter.

-	The Fee for Financial Reporting will increase by EURO 12,500 per quarter for each additional vessel under time charter and by EURO 6,250 for each additional vessel under bareboat charter.

All other terms and conditions remain unaltered.

Top Ships Inc.	Central Mare Inc.

/s/ Vangelis Ikonomou	/s/ Andreas M. Louka
Vangelis Ikonomou	Andreas M. Louka
Attorney in Fact	Attorney in Fact

FOURTH SUPPLEMENTAL AGREEMENT BETWEEN TOP SHIPS INC. ("TOPS")
AND CENTRAL 'MARE INC. ("CENTRAL") (COLLECTIVELY HEREINAFTER
CALLED THE "PARTIES") DATED 1ST JANUARY 2013

Further to the letter/agreement exchanged between the parties on July 1st 2010 as same has been supplemented by a supplemental agreement dated July 5, 2010, a second supplemental agreement dated June 1, 2011 and a third supplemental agreement dated January 1, 2012, the parties hereto agree and confirm the following:

A.	the Management Fee is set to USD 250 per vessel per day, and all other fees are set to zero.

B.	CENTRAL will no longer receive any reimbursement of mobile phone expenses from TOPS.

C.	All building utility bills issued under TOPS's name will be reimbursed 100% by Central Mare.

It is hereby agreed that fees and expense reimbursements will be revisited in case the size of the fleet increases or the employment status of any of the vessels changes from bareboat to time charter.

All other terms and conditions remain unaltered.

Top Ships Inc.	Central Mare Inc.

/s/ Vangelis Ikonomou	/s/ Andreas M. Louka
Vangelis Ikonomou	Andreas M. Louka
Attorney in Fact	Attorney in Fact

FIFTH SUPPLEMENTAL AGREEMENT BETWEEN TOP SHIPS INC. ("TOPS") AND
CENTRAL MARE INC. ("CENTRAL")1COLLECTIVELY HEREINAFTER CALLED THE
"PARTIES") DATED 16th OCTOBER 2013

Further to the letter/agreement exchanged between the parties on July 1st 2010 as same has been supplemented by a supplemental agreement dated July 5, 2010, a second supplemental agreement dated June 1, 2011, a third supplemental agreement dated January 1 2012, and a Fourth Supplemental agreement dated January 1st 2013 the parties hereto agree and confirm the following:

With effect from the date hereof the Management Fee is set to USD 15.000 per month, and all other fees are set to zero. This management fee will cover services in connection with compliance with Section 404 of the Sarbanes-Oxley Act of 2002, services rendered in relation to the maintenance of proper books and records, services in relation to the financial reporting requirements under Commission and NASDAQ rules and regulations and information-system related services.

It is hereby agreed that fees and expense reimbursements will be revisited on .December 31, 2013 and in case TOPS acquires any vessels or enters into a newbuilding contract.

Ali other terms and conditions remain unaltered.

Top Ships Inc.	Central Mare Inc.

/s/ Vangelis Ikonomou	/s/ Andreas M. Louka
Vangelis Ikonomou	Andreas M. Louka
Attorney in Fact	Attorney in Fact